                                                                     Exhibit 4.3

                              PLUG POWER, L.L.C.

                                    SECOND
                           AMENDMENT AND RESTATEMENT
                                    OF THE
                            MEMBERSHIP OPTION PLAN

                               February 15, 1999


     WHEREAS, Plug Power, L.L.C., a limited liability company organized under the laws of the State of Delaware ("Company") entered into a Membership Option Plan and Agreement, effective as of the 1st day of July, 1997 (the "Plan"); and

     WHEREAS, the Company desires to amend the Plan to provide consultants the opportunity to acquire Class B membership interests in the Company and to share in its success, with the added incentive to work effectively for and in the Company's interest; and

     WHEREAS, at a special meeting of the Members of Company held on January 26, 1999, at which all of the Members were present, either by person or by telephone, and acting with full authority, the Members unanimously agreed to amend the limited liability company agreement to permit the company to provide consultants the opportunity to acquire Class B membership interests in the Company, subject to the specific prior approval by the board of managers for each consulting contract that provides stock options as part of the contract; and

     WHEREAS, the Company desires to also amend the Plan to include in the definition of "Employees" eligible to participate in the Plan those employees of the Company who become directly employed by GE Fuel Cell Systems, L.L.C. ("GEFCS"); and

     WHEREAS, such former employees shall be subject to the same terms and conditions of the Plan; and

     NOW, THEREFORE, the text of the original Plan as amended is hereby amended and restated in its entirety to read as follows:

     Agreement, made and effective as of the 15th day of February, by Plug Power, L.L.C., a limited liability company organized under the laws of the State of Delaware ("Company").

     WHEREAS, Company is a limited liability corporation with Class A membership interests and Class B membership interests, and

     WHEREAS, Company has determined that its interests will be advanced and best served by providing an incentive to its current employees, certain former employees and certain consultants, to acquire Class B membership interests in Company and to share in its success, with the added incentive to work effectively for and in Company's interest,

     NOW THEREFORE, Company hereby establishes the Plan as follows:

ESTABLISHMENT OF PLAN

     The Plan shall be known as the Plug Power Membership Option Plan ("Plan"), and shall be effective on the date first above written.

ELIGIBILITY

     Employees. All employees of Company shall participate in the Plan on its
     ---------
effective date. An Employee who is eligible to participate in the Plan, as set forth on Exhibit "A" is hereinafter referred to as "Employee", or in the plural, as "Employees." Members of the Board of Managers ("Managers") of the Company and/or Corporations named in lieu of a Manager, as set forth on Exhibit "B", shall also participate in the Plan on its effective date. In addition, employees of the Company who become directly employed GE Fuel Cell Systems, L.L.C. ("GEFCS Employees") shall also be eligible to participate in the Plan. Hereafter, in this Plan, Managers and/or Corporations and/or GEFCS Employees shall be referred to as "Employees", and shall be subject to the remaining provisions of this Plan as though they were Employees, unless specifically provided otherwise.

     Consultants.  The board of managers of the Company shall determine those
     -----------
consultants of Company, as set forth on Exhibit "C", eligible to participate in the Plan on its effective date. A Consultant who is eligible to participate in the Plan and who is shown on the attached Exhibit "C" is hereinafter referred to as "Consultants", or in the plural, as "Consultants."

GRANT OF OPTIONS

     Employees.  Company hereby grants to the Employees, as shown on Exhibit "A"
     ---------
(Employees) and Exhibit "B" (Managers), as a matter of separate agreement and not in lieu of any other compensation to which such Employees may be otherwise entitled, the right and option, hereinafter called "Option", or "Options", to purchase the number shares of Class B membership interests of the Company, at such times, and in such amounts, as the Company shall determine, on the terms and conditions hereinafter set forth.

     Company may, from time to time, grant additional Options to Employees.

     Consultants.  Company hereby grants to the Consultants, as shown on Exhibit
     -----------
"C", as a matter of separate agreement, the right and option, hereinafter called "Option" or "Options", to purchase the number shares of class B membership interests of the Company, at such times, and in such amounts, on the terms and conditions hereinafter set forth.

     Company may, from time to time, amend Exhibit "C", as may be required to add new Consultants who become eligible for the Plan, or to grant additional Options to Consultants, but not without the prior authorization of the board of managers.

OPTION PRICE

     The option exercise price for shares of Class B membership interests shall be set forth on Exhibit "A" for Employees, Exhibit "B" for Managers, and Exhibit "C" for Consultants, and shall be determined by the Company's board of managers and which price shall represent the fair value of Company stock on the grant date.

WHEN OPTIONS ARE EXERCISABLE

     Employees.  Options shall be exercisable by Employees only after such
     ---------
Options have vested. Furthermore, no options may be exercised, even if vested, prior to July 1, 2000, except as provided in sub-paragraphs (f) and (a) below.

     Vesting under this Plan is determined by an Employee's length of service with the Employer, measured from an Employee's date of hire by the Employer, provided however, that if an Employee's direct prior employer was either Mechanical Technology, Inc. or Detroit Edison, such Employees prior service (measured from his date of hire) with either Mechanical Technology, Inc. or Detroit Edison shall be counted as service for purposes of this Plan.

     Options shall vest as follows.

     (a) If an Employee has completed 12 months of continuous service as of the date of the option grant, such Employee shall immediately be 20% vested in the Options granted. If an Employee has not completed 12 months of continuous service as of the date of Option grant, he shall become 20% vested in his Options once he has completed twelve months of continuous service.

     (b) An additional 20% of Options shall vest on the first 12 month anniversary from the date of original Option grant.

     (c) An additional 20% of Options shall vest on the second 12 month anniversary from the date of original Option grant.

     (d) An additional 20% of Options shall vest on the third 12 month anniversary from the date of original Option grant.

     (e) An additional 20% of Options shall vest on the fourth 12 month anniversary from the date of original Option grant.

     (f) All Options originally granted shall become immediately vested and exercisable in the event of the sale of all or substantially all of the Company's assets, or in the event of the sale of all or substantially all of the Company's Class A membership interests.

     (g) All vested options shall become immediately exercisable in the event the Company's Class A membership interests become publicly traded.

     (h) Notwithstanding sub-paragraphs (a) through (e) above, Options granted to Managers, shall vest as follows:

          (1) 50% of Options granted to Managers shall vest immediately upon grant.

          (2) An additional 25% of Options granted to Managers shall vest 12 months following grant.

          (3) An additional 25% of Options granted to Managers shall vest 24 months following date of grant.

     Options granted under this Agreement shall automatically expire, and be null and void, ten (10) years after the date of grant, except in the death of an Employee.

     In the event that an Employee's employment shall be terminated for any reason except death, any Options held by the affected Employee, and exercisable, must be exercised, if at all, within a period of one (1) month following any such termination. Any Options outstanding and not exercised within such one (1) month period shall become void. In no event shall this one (1) month period be in addition to the ten (10) year option periods described in the paragraph immediately preceding,

     In the event of the death of an Employee while holding Options which were exercisable on the date of death, the estate or beneficiary of such Employee shall have the right to exercise any such outstanding Options for a period of one (1) year following death, even if such extended exercise period extends beyond the ten (10) year option period. The Options granted by this agreement shall not be transferable by the Employee other than by will or the laws of descent and distribution.

     Consultants.  Options shall be exercisable by Consultants only after such
     -----------
Options have vested. Furthermore, no options may be exercised, even if vested, prior to July 1, 2000, except as provided in sub-paragraphs (d) and (e) below.

     Options shall vest as follows:

     (a) One-third (1/3) of the Options shall vest upon the expiration of Consultant's initial contract term.

     (b) An additional one-third (1/3) of the Options shall vest on the first 12 month anniversary of the expiration of the initial contract term.

     (c) The remaining one-third (1/3) of Options shall vest on the second 12 month anniversary of the expiration of the initial contract term.

     Options shall vest in accordance with the foregoing schedule regardless of whether Consultant's initial contract terminates prior to the expiration of the contract term or whether Consultant's contract is renewed. Vesting, however, is subject to and contingent upon Consultant complying with the non-compete obligations set forth in his/her consulting contract. Additionally, should Consultant, at any time, provide services for, or work for a competing company, then all outstanding options, whether vested or not, become immediately null and void. If for any reason Consultant does not complete the contracted work as is evident by Consultant receiving less than the original contracted revenue, then the awarded options will be proportionately reduced to reflect the same percentage as cash paid versus original contract revenue.

     (d) Options originally granted shall become immediately vested and exercisable in the event of the sale of all or substantially all of the Company's assets, or in the event of the sale of all or substantially all of the Company's Class A membership interests.

     (e) All vested options shall become immediately exercisable in the event the Company's Class A membership interests become publicly traded.

     Options granted under this Agreement shall automatically expire, and be null and void, five (5) years after the date of grant, except in the death of a Consultant.

     In the event of the death of a Consultant while holding Options which were exercisable on the date of death, the estate or beneficiary of such Consultant shall have the right to exercise any such outstanding Options for a period of one (1) year following death, even if such extended exercise period extends beyond the five (5) year option period. The Options granted by this agreement shall not be transferable by the Consultant other than by will or the laws of descent and distribution.

HOW OPTIONS ARE EXERCISABLE

     An Employee, Consultant or his/her estate or beneficiary shall exercise the Options granted by this agreement by written notice to the Company, which notice shall specify the number of Class B membership interests to be purchased, and which shall be accompanied by a check in full payment of the option price for such Class B membership interests. Until such payment, an Employee, Consultant or his/her estate or beneficiary shall have no rights in the optioned Class B membership interests.

     Until such time as the Company's membership interests or stock is publicly traded or until such time that the board of managers amend this agreement, the Employee and Consultant agrees that all interests purchased by him/her, his/her estate or beneficiary under the Plan are acquired for investment and not for distribution. The Employee and Consultant also agrees that any notice of exercise of the Option shall become accompanied by a written representation, signed by the Employee and/or Consultant, to that effect.

     If the Company ever commences a public offering of its securities, it is likely the Company's membership interests will be reclassified into shares of common stock. Such reclassification will be structured so that Employee's and/or Consultant's percentage of ownership or interest in the Company is not diluted. Employees and Consultants also understand that should the Company's membership interests or stock become publicly traded, there may be certain restrictions placed on the sale of interests held by Employees and/or Consultants, and other insiders, for a period of up to one year or longer, as determined by the underwriter of any such transaction.

     Employees and Consultants further understand that neither the Company, its officers, nor its board of managers can guarantee or promise that the Company's membership interests or stock will ever be registered or publicly traded. Additionally, there may never be a market for any such Company membership interests or stock, and that such Company membership interests or stock may be unmarketable.

     The Company shall have no duty or obligation to repurchase any or all of its outstanding Class B membership interests.

CONTINUED SERVICE

     Employees.  Employee, in consideration of the granting of Options to
     ---------
him/her, agrees that he/she will continue to render services to the Company except as he/she may be prevented from doing so by death, disability, retirement, or termination.

     Nothing in the Plan shall be deemed to confer to an Employee any guaranteed right to continue to be employed by the Company, or interfere in any way with the right of the Company to terminate his/her employment, as provided by the by-laws of the Company or as provided by law.

     Consultants.  Nothing in the Plan shall be deemed to confer to a Consultant
     -----------
any guaranteed right to continue to be under contract by the Company, or interfere in any way with the right of the Company to terminate his/her contract, as provided by the by-laws of the Company or as provided by law.

TAX EFFECTS

     Employees and Consultants understand that there may be both federal and state income tax consequences associated with the exercise of the Options granted by the Plan, including withholding requirements. Employees acknowledge that they have conferred with their respective counsel regarding any and all such tax consequences, and that in no event shall Company be liable or responsible for any such tax liability.

GOVERNING LAW

     The Plan shall be governed by the law of the State of New York.

     IN WITNESS WHEREOF, Corporation has caused this agreement to be executed on the date of first above written.

Plug Power, L.L.C.


By:  /s/ Gary Mittleman
   -----------------------------------
     Gary Mittleman
     President Chief Executive Officer

Exhibit A
Stock Option Plan

                               Grant         Option
Employee Name                   Date    Share Price
-------------                  -----    -----------

ACKER, WILLIAM                02/27/98        $1.00
ACKER, WILLIAM                01/18/99        $5.00
ACKER, WILLIAM                10/01/97        $1.00
ACKERNECT, JON                01/11/99        $5.00
AGEN, CHRISTOPHER             05/17/99        $6.67
ALLEN, GEORGE                 01/22/99        $5.00
ALVARO, ROBERT                02/18/98        $1.00
ALVARO, ROBERT                01/18/99        $5.00
ANTONELLI, GARY D.            10/01/97        $1.00
ANTONELLI, GARY D.            01/18/99        $5.00
AUSTIN, DOUG                  12/21/98        $5.00
BARCOMB, CARLTON              03/29/99        $6.67
BARD, GREG                    11/23/98        $5.00
BARROR, CHRISTOPHER           02/18/99        $6.67
BEBB, DAVID                   07/14/98        $1.00
BEBB, DAVID                   01/18/99        $5.00
BENNER, RONALD                02/22/99        $6.67
BETZ, BILL                    06/22/98        $1.00
BETZ, BILL                    01/18/98        $5.00
BISCEGLIA, BRYAN              03/23/98        $1.00
BISCEGLIA, BRYAN              01/18/99        $5.00
BISCHOFF, TOM                 04/21/99        $6.67
BLY, JEFFREY                  11/23/98        $5.00
BOICE, HAROLD                 03/15/99        $6.67
BOILARD, JOSEPH               09/14/98        $5.00
BOILARD, JOSEPH               01/18/99        $5.00
BOMBARD, DENISE               04/05/99        $6.67
BOUCHEY, DARCY                03/08/99        $6.67
BOWEN, JOHN                   10/06/98        $5.00
BOWEN, JOHN                   01/18/99        $5.00
BOYER, JEFF                   08/06/98        $5.00
BOYER, JEFF                   01/18/99        $5.00
BREITENSTEIN, ADRIAN          06/07/99        $6.67
BROWNELL, ANDREW              04/19/99        $6.67
BRUCK, DANIEL                 03/29/99        $6.67
BRUNNER, ADAM                 10/01/97        $1.00
BRUNNER, ADAM                 01/18/99        $5.00
BUCKNAM, ALLEN                02/27/98        $1.00

BUCKNAM, ALLEN                10/01/97        $1.00
BUCKNAM, ALLEN                01/18/99        $5.00
BUDESHEIM, ERIC               10/01/97        $1.00
BUDESHEIM, ERIC               01/18/99        $5.00
BUESING, DONALD G.            10/01/97        $1.00
BUESING, DONALD G.            01/18/99        $5.00
BUONOME, RALPH                03/01/99        $6.67
BRUCKHARD, RUSSELL            02/15/99        $5.00
CANFIELD, FRANK               07/27/98        $5.00
CANFIELD, FRANK               01/18/99        $5.00
CARLSTROM, CHUCK              01/06/98        $1.00
CARLSTROM, CHUCK              04/29/98        $1.00
CARLSTROM, CHUCK              06/29/98        $1.00
CARLSTROM, CHUCK              01/18/99        $5.00
CERVENY, JOHN                 10/01/97        $1.00
CERVENY, JOHN                 01/18/99        $5.00
CHEN, JEFFREY                 02/04/98        $1.00
CHEN, JEFFREY                 06/29/98        $1.00
CHEN, JEFFREY                 01/18/98        $5.00
CHOW, OSCAR                   01/04/99        $5.00
CHUMMERS, LAURA               12/02/97        $1.00
CHUMMERS, LAURA               01/18/99        $5.00
CLARK, PAUL                   01/18/99        $5.00
COLON, DON                    02/22/99        $6.67
COMI, CHRIS                   01/11/99        $5.00
CROGAN, JASON                 06/15/98        $1.00
CROGAN, JASON                 01/18/99        $5.00
CRONIN, J. CHARLES            04/29/98        $1.00
CRONIN, J. CHARLES            01/18/99        $5.00
CROSIER, JENNIFER             12/14/98        $5.00
CURRY, JOHN                   04/26/99        $6.67
CUSACK, MATTHEW J.            10/01/97        $1.00
CUSACK, MATTHEW J.            01/18/99        $5.00
CYPHERS, TAMARA               05/24/99        $6.67
DANNEHEY, CHRISTOPHER         04/21/98        $1.00
DANNEHEY, CHRISTOPHER         01/18/99        $5.00
DEAN, ROBERT                  02/22/99        $6.67
DEMBROSKY, DANA               03/02/98        $1.00
DEMBROSKY, DANA               01/18/99        $5.00
DEMIRCI, OSMAN                04/05/99        $6.67
DHAR, MANMOHAN                05/14/99        $6.67
DHAR, MANMOHAN                02/27/98        $1.00
DHAR, MANMOHAN                06/29/98        $1.00
DHAR, MANMOHAN                10/01/97        $1.00

DHAR, MANMOHAN                01/18/99        $5.00
DISORDA, STEVE                01/05/98        $1.00
DISORDA, STEVE                01/18/99        $5.00
DORMOND, LOUIS                03/01/99        $6.67
DYNAN, DAVE                   03/01/99        $6.67
EARLE, GEORGE                 03/01/99        $6.67
EDISON DEVELOPMENT CORP.      07/10/97        $1.00
EDISON DEVELOPMENT CORP.      07/16/98        $5.00
EISMAN, GLENN                 06/15/98        $1.00
EISMAN, GLENN                 07/31/98        $5.00
EISMAN, GLENN                 01/18/99        $5.00
EISMAN, GLENN                 05/14/99        $6.67
ENFIELD, DARRYL               03/30/98        $1.00
ENFIELD, DARRYL               01/18/99        $5.00
ERNST, WILLIAM D.             10/01/97        $1.00
ERNST, WILLIAM D.             01/18/99        $5.00
ETHIER, ANNE                  10/19/98        $5.00
ETHIER, ANNE                  01/18/99        $5.00
EVANS, GLENN                  01/19/98        $1.00
EVANS, GLENN                  01/18/99        $5.00
FADELEY, SCOTT                03/16/98        $1.00
FADELEY, SCOTT                01/18/99        $5.00
FARKASH, RON                  02/01/99        $5.00
FARRELL, WILLIAM              04/05/99        $6.67
FEDOROWICZ, GARTH             12/21/98        $5.00
FIORINI, LOU                  03/08/99        $6.67
FOGARTY, JOHN                 06/29/98        $1.00
FOGARTY, JOHN                 01/18/99        $5.00
FRAKES, TIMOTHY               03/29/99        $6.67
GALEANO, ANA-MARIA            10/28/98        $5.00
GALEANO, ANA-MARIA            01/18/99        $5.00
GALEANO, ANA-MARIA            03/24/98        $1.00
GALEANO, JULIE                06/08/98        $1.00
GALEANO, JULIE                01/18/99        $5.00
GARVEY, CHING-HONG            01/11/99        $5.00
GECK, FRIEDRICH               06/07/99        $6.67
GENC, SUAT                    05/31/99        $6.67
GIERISCH, GEORGIANA           12/22/97        $1.00
GIERISCH, GEORGIANA           01/18/99        $5.00
GLICKMAN, BARRY               04/26/99        $6.67
GLYNN, ROBERT                 03/23/98        $1.00
GRAHAM, DAVID                 10/20/97        $1.00
GRAHAM, DAVID                 01/18/99        $5.00
HAACK, DAVID                  03/29/99        $6.67

HALLUM, RYAN                    03/01/99        $6.67
HAMM, ROBERT L.                 10/01/97        $1.00
HAMM, ROBERT L.                 01/18/99        $5.00
HARRINGTON, MARSHA              10/01/97        $1.00
HARRINGTON, MARSHA              01/18/99        $5.00
HARRIS, CHARLES                 02/17/98        $1.00
HARRIS, CHARLES                 01/18/99        $5.00
HEBERT, DAVID                   11/16/98        $5.00
HOCKEY, BERNICE                 03/22/99        $6.67
HOEHN, JAMES                    03/15/99        $6.67
HOYT, ROBERT                    04/26/98        $1.00
HOYT, ROBERT                    01/18/99        $5.00
HUANG, WENHUA                   10/01/97        $1.00
HUANG, WENHUA                   01/18/99        $5.00
HULETT, JOE                     06/07/99        $6.67
HULETT, SCOTT                   05/24/99        $6.67
JAMES, DAVID                    12/14/98        $5.00
JAMES, DAVID                    01/18/99        $5.00
JOHNSON, DARIC                  03/29/99        $6.67
JOHNSON, KATHLEEN               03/29/99        $6.67
JONES, DANIEL O.                10/01/97        $1.00
JONES, DANIEL O.                01/18/99        $5.00
JOURDIN, ALLAN                  01/28/99        $5.00
KAN, WEI-PING                   03/29/99        $6.67
KARUPPAIAH, CHOCKKALINGHAM      10/27/97        $1.00
KARUPPAIAH, CHOCKKALINGHAM      01/18/99        $5.00
KELLY, ALYSSON                  03/02/98        $1.00
KELLY, ALYSSON                  01/18/99        $5.00
KELLY, AMI                      03/02/98        $1.00
KELLY, AMI                      01/18/99        $5.00
KILCHER, JOHN                   04/27/98        $1.00
KILCHER, JOHN                   01/18/99        $5.00
KIRK, PETER                     05/17/99        $6.67
KNAPP, KARL                     10/01/97        $1.00
KNAPP, KARL                     01/18/99        $5.00
KODESCH, STEVEN                 04/19/99        $6.67
KRALICK, JAMES                  02/09/98        $1.00
KRALICKM JAMES                  01/18/99        $5.00
KRASTINS, KENNETH               09/28/98        $5.00
KRASTINS, KENNETH               01/18/99        $5.00
KUECKELS, ERIC                  04/08/99        $6.67
LACY, ROBERT                    05/11/98        $1.00
LACY, ROBERT                    01/18/99        $5.00
LAPIETRO, ROBERT                06/14/99        $6.67

LARGENT, BILL                  05/17/99             $6.67
LATTIMORE, MAURIE              11/16/98             $5.00
LATTIMORE, MAURIE              01/18/99             $5.00
LAW, JOHN                      03/30/98             $1.00
LAW, JOHN                      06/29/98             $1.00
LAW, JOHN                      01/18/99             $5.00
LAW, JOHN                      05/14/98             $6.67
LEE, MELANIE                   04/29/99             $6.67
LEET, RANDY                    11/13/97             $1.00
LEET, RANDY                    01/18/99             $5.00
LEONARD, TINA S.               10/01/97             $1.00
LEONARD, TINA S.               10/28/98             $5.00
LEONARD, TINA S.               01/18/99             $5.00
LETKO, JOHN                    02/01/99             $5.00
LEWIS, PHILIP                  10/01/97             $1.00
LEWIS, PHILIP                  01/18/99             $5.00
LOVE, JOHN                     02/23/98             $1.00
LOVE, JOHN                     01/18/99             $5.00
LYONS, SEAN                    11/23/98             $5.00
MACCUE, SANDRA E.              10/01/97             $1.00
MACCUE, SANDRA E.              01/18/99             $5.00
MACCUE, SANDY                  04/19/99             $6.67
MADDALONI, RICHARD E.          10/01/97             $1.00
MADDALONI, RICHARD E.          01/18/99             $5.00
MARONCELLI, MARK               06/07/99             $6.67
MARSHALL, DAVID                03/29/99             $6.67
MARVIN, RUSSEL                 01/12/98             $1.00
MARVIN, RUSSEL                 01/12/98             $1.00
MAS, CARL                      06/07/99             $6.67
MASTERSON, NICOLE              04/05/99             $6.67
MATLOCK, RICHARD               03/23/98             $1.00
MATLOCK, RICHARD               01/18/99             $5.00
MATTICE, SHEILA                05/17/99             $6.67
MAYNARD, WILLIAM B.            10/01/97             $1.00
MAYNARD, WILLIAM B.            01/18/99             $5.00
MCARDLE, BILL                  05/24/99             $6.67
MCELROY, JAMES                 02/15/99             $5.00
MCNAMEE, GEORGE - BOARD        07/10/97             $1.00
MCNAMEE, GEORGE - BOARD        07/16/98             $5.00
MEASE, KEVIN                   01/11/99             $5.00
MEIER, GARY                    12/21/98             $5.00
MEREDITH, JON                  01/18/99             $5.00
MIGIRDITCH, GREG M.            10/01/97             $1.00
MIGIRDITCH, GREG M.            01/18/99             $5.00

QUICK, ROBERT               08/10/98               $5.00
QUICK, ROBERT               01/18/99               $5.00
RATHBURN, ROBERT            03/30/98               $1.00
RATHBURN, ROBERT            01/18/99               $5.00
REMILLARD, MATTHEW          10/01/97               $1.00
REMILLARD, MATTHEW          01/18/99               $5.00
RHODES, THOMAS              10/01/97               $1.00
RHODES, THOMAS              01/18/99               $5.00
RIBSAMEN, FOSTER            02/10/98               $1.00
RIBSAMEN, FOSTER            01/18/99               $5.00
RICHARDSON, CURTIS          03/15/99               $6.67
ROBB, WALTER-BOARD          07/10/97               $1.00
ROBB, WALTER-BOARD          07/16/98               $5.00
ROBERTS, GRANT              02/17/98               $1.00
ROBERTS, GRANT              01/18/99               $5.00
ROBERTSON, RICHARD          05/04/98               $1.00
ROBERTSON, RICHARD          01/18/99               $5.00
ROBINSON, DAVID             07/27/98               $5.00
ROBINSON, DAVID             01/18/99               $5.00
ROCK, DEBRA                 12/15/97               $1.00
ROCK, DEBRA                 01/18/99               $5.00
RODRIGUEZ, DANIEL           02/22/99               $6.67
ROLLINS, DAVID              04/05/99               $6.67
ROSSI, EUGENE               12/14/98               $5.00
ROSSI, EUGENE               01/18/99               $5.00
RUSH, KENNETH               06/22/98               $1.00
RUSH, KENNETH               01/18/99               $5.00
SANDERSON, DEREK            05/26/99               $6.67
SANKEL, BRIAN               02/22/99               $6.67
SCHAFER, GUNTER             06/03/99               $6.67
SCHREIBER, DIANE            04/19/99               $6.67
SCOTT, BRUCE                03/30/98               $1.00
SCOTT, BRUCE                01/18/99               $5.00
SCOVELLO, FRANK             04/26/99               $6.67
SHAPIRO, CHANAN             07/13/98               $1.00
SHAPIRO, CHANAN             01/18/99               $5.00
SHERRY, JAMES               04/05/99               $6.67
SHERWIN, GREG               02/22/99               $6.67
SILER, DAVID N.             10/01/97               $1.00
SILER, DAVID N.             01/18/99               $5.00
SILVESTRI, GREG             06/14/99               $6.67
SKIDMORE, DUSTAN            05/18/99               $6.67
SKRZYCKE, DEAN              01/19/98               $1.00
SKRZYCKE, DEAN              01/18/99               $5.00

MIKLAS, RICHARD              01/28/99    $5.00
MILLER, MATTHEW              05/04/98    $1.00
MILLER, MATTHEW              01/18/99    $5.00
MITTLEMAN, GARY              06/28/97    $1.00
MITTLEMAN, GARY              07/16/98    $5.00
MOUSAW, JOHN                 10/29/98    $5.00
MOUSAW, JOHN                 01/18/99    $5.00
MUELLER, JOHN                01/25/99    $5.00
NELSON, MILTON               09/10/98    $5.00
NELSON, MILTON               01/18/99    $5.00
NELSON, CAROL                03/22/99    $6.67
NESTLER, EDWARD JR.          04/06/98    $1.00
NESTLER, EDWARD JR.          01/18/99    $5.00
NESTLER, EDWARD SR.          10/01/97    $1.00
NESTLER, EDWARD SR.          01/18/99    $5.00
NEUMANN, DAVID               10/28/98    $5.00
NEUMANN, DAVID               12/15/97    $1.00
NEUMANN, DAVID               01/18/99    $5.00
NIEDZIEJKO, EDWARD           05/24/99    $6.67
NOLAN, JOHN                  04/26/99    $6.67
O'HARA, SCOTT                06/10/99    $6.67
OKO, URIEL                   06/08/98    $1.00
OKO, URIEL                   01/18/99    $5.00
OYEROKUN, FOLUSHO            01/12/98    $1.00
OYEROKUN, FOLUSHO            01/18/99    $5.00
PATTI, DAVID                 02/15/99    $5.00
PESCHKE, NORM                12/07/98    $5.00
PESCHKE, NORM                01/18/99    $5.00
PICCIRILLO, NICK             11/23/98    $5.00
PICCIRILLO, NICK             01/18/99    $5.00
PIMENTEL, CHARLES            04/12/99    $6.67
PITTS, LARRY                 07/27/98    $5.00
PITTS, LARRY                 01/18/99    $5.00
POMYKAI, MICHAEL             10/19/98    $5.00
POWER, ROBERT                08/10/98    $5.00
POWER, ROBERT                01/18/99    $5.00
PRESCOTT, GARNET             02/08/99    $5.00
PRESTIPINO, JOHN             07/27/98    $5.00
PRESTIPINO, JOHN             01/18/99    $5.00
PREVISH, TOM                 07/01/98    $1.00
PREVISH, TOM                 01/18/99    $5.00
PURNER, JEFF                 01/18/99    $5.00
PUSTOLKA, MARK               02/22/99    $6.67
QUERRARD, DAVID              05/24/99    $6.67

SMITH, DAVID                   04/13/98    $1.00
SMITH, DAVID                   01/18/99    $5.00
SMITH, DOUGLAS                 02/08/99    $5.00
SPARGO, TRACY                  04/12/99    $6.67
STANTON, ROBERT                03/02/98    $1.00
STANTON, ROBERT                01/18/99    $5.00
STERNLICHT, BENO-BOARD         07/10/97    $1.00
STERNLICHT, BENO-BOARD         07/16/98    $5.00
SUMIGRAY, WILLIAM P.           10/01/97    $1.00
SUMIGRAY, WILLIAM P.           01/18/99    $5.00
SUWALSKI, HENRY                03/22/99    $6.67
TANG, CHING-JEN                04/19/99    $6.67
THOMAS, MARK                   06/14/99    $6.67
TOEPFER, TIM                   01/25/99    $5.00
TOMSON, LOU                    01/11/99    $5.00
TOMSON, LOU                    05/14/99    $6.67
VANHEERTUM III, JOHN           10/01/97    $1.00
VANHEERTUM III, JOHN           01/18/99    $5.00
VARIN, ROGER                   04/27/98    $1.00
VARIN, ROGER                   01/18/99    $5.00
WARREN, DAVID                  03/02/98    $1.00
WARREN, DAVID                  01/18/99    $5.00
WHEELER, MARIE                 05/24/99    $6.67
WHIPPLE, KATHRYN               03/16/98    $1.00
WHIPPLE, KATHRYN               01/18/99    $5.00
WHITE, ERIC                    02/02/98    $1.00
WHITE, ERIC                    07/07/98    $1.00
WHITE, ERIC                    01/18/99    $5.00
WILSHIRE, SCOTT                03/08/99    $6.67
WINCHELL, JOHN                 01/04/99    $5.00
WINSLOW, ALAN                  07/30/98    $5.00
WINSLOW, ALAN                  01/18/99    $5.00
WOOD, AMY                      05/26/98    $1.00
WOOD, AMY                      01/18/99    $5.00
WOOLLEY, DAN                   01/13/99    $5.00
WU, YAOBANG                    01/12/98    $1.00
WU, YAOBANG                    01/18/99    $1.00
ZEMSKY, JEFF                   01/18/99    $5.00
ZIELINSKI, WIESLAW             05/24/99    $6.67
MITTLEMAN, GARY                07/19/99   $11.00
CREWELL, GARY                  07/26/99   $11.00
DAIGNEAULT, MARK               07/26/99   $11.00
HARDWICKE, TED                 07/26/99   $11.00
TANGUAY, SCOTT                 07/26/99   $11.00

DAGOSTINO, ANTHONY                07/26/99             $11.00
SCRIVEN, TROY                     07/26/99             $11.00
DLEO, JAMES                       07/26/99             $11.00
MARE, TRAVIS                      07/26/99             $11.00
SCHIMER, JAMIE                    07/26/99             $11.00
TRAVER, ROB                       07/26/99             $11.00
WHALEN, BRYAN                     07/26/99             $11.00
POWER, DAN                        07/26/99             $11.00
BAGSTAD, BRUCE                    07/26/99             $11.00
HIERONYMI, MARTIN                 07/26/99             $11.00
POWELL, PARKER                    07/26/99             $11.00
BECKER, JAMIE                     07/26/99             $11.00
BUELTE, STEVE                     07/26/99             $11.00
LATORRE, MARIA                    07/26/99             $11.00
BARKALOW, TOM                     07/26/99             $11.00
VAINAUSKAS, PAUL                  07/29/99             $11.00
SCHAFER, JENNIFER                 08/02/99             $11.00
GOLIBER, JOHN                     08/09/99             $11.00
KIRCHOFF, DAVID                   08/09/99             $11.00
LEZBERG, ROBERT                   08/11/99             $11.00

                              PLUG POWER, L.L.C.

                                   Exhibit B



                                                Option
Director Name                   Grant Date      Share Price     Shares
-------------                   ----------      -----------     ------

Beno Sternlicht                 07/10/97        $1.00           50,000
                                07/16/98        $5.00           10,000

George McNamee                  07/10/97        $1.00          100,000
                                07/16/98        $5.00           10,000

Walter Robb                     07/10/97        $1.00           50,000
                                                $5.00           10,000

EDC                             07/10/97        $1.00          200,000
                                07/16/98        $5.00           30,000

                              POWER PLUG, L.L.C.

                                   Exhibit C



                                                 Option
Consultant                  Grant Date           Share Price        Shares
----------                  ----------           -----------        ------

Jim Mcelroy                 02/15/99             $ 5.00             15,000
                            07/26/99             $11.00              6,000

Mike Walsh                  07/26/99             $11.00              6,000

                              FIRST AMENDMENT TO
                       SECOND AMENDMENT AND RESTATEMENT
                                    OF THE
                            MEMBERSHIP OPTION PLAN

                              PLUG POWER, L.L.C.


     This First Amendment to Second Amendment and Restatement of the Membership Option Plan (the "Option Plan") is effective as of first day of October, 1999, and amends the Option Plan, dated as of February 15, 1999;

     WHEREAS, Plug Power, L.L.C. (the "Company") desires to amend the Option Plan to provide for the ability of the Company to vary the terms of vesting and exercisability of options granted under the Option Plan;

     WHEREAS, at a meeting of the Members of the Company held on October 1, 1999, at which all Members were present, either by person or by telephone, and acting with full authority, the Members agreed to amend the Option Plan, as set forth below;

     NOW, THEREFORE, the Option Plan is hereby amended as follows:

1. On page 5 of the Option Plan, before the title "How Options Are Exercisable", insert the following sentence in a new paragraph:

"Notwithstanding anything to the contrary provided herein, the Company may, at its option, provide for different time limitations for vesting and exercisability of Options by written agreement with the grantee of such options."

2.   The remainder of the Option Plan shall continue in full force and effect.